UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  July 13, 2005


                              IDENTIX INCORPORATED
             (Exact name of registrant as specified in its charter)



           Delaware                  01-09641                94-2842496
 (State or Other Jurisdiction      (Commission             (IRS Employer
       of Incorporation)           File Number)           Identification No.)




                5600 Rowland Road
                  Minnetonka, MN                        55343
     (Address of principal executive offices)         (Zip Code)



               Registrant's telephone number, including area code
                                 (952) 932-0888



                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On July 13, 2005, Identix Incorporated issued a press release announcing the Company's preliminary financial results for its fiscal 2005 fourth quarter ending June 30, 2005, and its financial outlook, including total revenue and percentages for product and services revenue increases over fiscal 2005 similar results, for the Company's fiscal 2006 full year ending June 30, 2006. The text of the press release and is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits

     (c) Exhibits

         99.1 Press Release dated July 13, 2005 issued by Identix Incorporated regarding preliminary fiscal 2005 fourth quarter results and full year revenue outlook for fiscal 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                               IDENTIX INCORPORATED

Date: July 13, 2005                            By: /s/  Elissa Lindsoe
                                                   -----------------------------
                                                   Elissa Lindsoe,
                                                   Chief Financial Operator
                                                   (Duly authorized officer and
                                                   Principal Financial Officer)